UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2020

B. RILEY PRINCIPAL MERGER CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001- 3921	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BMRG.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	BMRG	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BMRG WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On September 7, 2020, B. Riley Principal Merger Corp. II, a Delaware corporation (the “Company” or “BMRG”), BMRG Merger Sub, LLC, a wholly-owned subsidiary of the Company and a Delaware limited liability company (“Merger Sub I”), BMRG Merger Sub II, LLC, a wholly-owned subsidiary of the Company and a Delaware limited liability company (“Merger Sub II”), Eos Energy Storage LLC, a Delaware limited liability company (“Eos”), New Eos Energy LLC, a wholly-owned subsidiary of Eos and a Delaware limited liability company (“Newco”) and AltEnergy Storage VI, LLC, a Delaware limited liability company (“AltEnergy”), in its capacity as securityholder representative, entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”) pursuant to which: (1) Merger Sub I will merge with and into Newco (the “First Merger”), whereupon the separate existence of Merger Sub I will cease, and Newco will continue as the surviving company (such company, in its capacity as the surviving company of the First Merger, is sometimes referred to as the “First Surviving Company”) and become a wholly owned subsidiary of BMRG; and (2) immediately following the First Merger and as part of the same overall transaction as the First Merger, the First Surviving Company will merge with and into Merger Sub II, whereupon the separate existence of the First Surviving Company will cease, and Merger Sub II will continue as the surviving company and a wholly owned subsidiary of BMRG. The transactions contemplated by the Merger Agreement are collectively referred to herein as the “business combination.” Upon the closing of the business combination (the “Closing”), it is anticipated that the Company will change its name to “Eos Energy Enterprises, Inc.”

Subject to certain downward adjustments and the other terms and conditions set forth in the Merger Agreement, at Closing Eos’s securityholders will receive total aggregate consideration of up to 30,000,000 shares of the Company’s common stock (assuming the exercise of certain options issued at Closing to acquire such shares), valued at $10.00 per share. The Merger Agreement also contemplates the issuance of an additional 2,000,000 shares of the Company’s common stock to Eos’ securityholders pending the achievement (if any) of certain earnout targets pursuant to the terms of the Merger Agreement.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature, as well as representations and warranties relating to Eos’s future booked revenue for certain customer contracts. The representations, warranties and covenants of the respective parties to the Merger Agreement will survive the Closing for the times specified in the Merger Agreement.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, approval by the Company’s stockholders of the Merger Agreement and the business combination. In addition, Closing is subject to certain other conditions, including, among other things, that the Company has an aggregate of at least $110 million of cash (before taking into account certain transaction expenses, but after taking into account any redemptions by the Company’s public stockholders) available from the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) and from other equity financing sources.

The Merger Agreement provides that the Closing will occur on the fifth business day following the satisfaction or waiver of all of the closing conditions.

Termination

The Merger Agreement may be terminated at any time prior to the Closing under certain circumstances, including, among others, (i) by the mutual written consent of the Company and Eos, (ii) by either the Company or Eos if any applicable law makes the consummation of the transactions illegal or any final, non-appealable order permanently prevents the consummation of the transactions, (iii) by either the Company or Eos if the business combination has not been consummated by January 15, 2021, (iv) by Eos if the Company or Merger Sub I or Merger Sub II, or by the Company if Eos or Newco, breaches in any material respect any of its respective representations and warranties or fails to perform in any material respects any of its respective covenants contained in the Merger Agreement, such failure or breach would render certain conditions precedents to the Closing transactions incapable of being satisfied, and such breach or failure is not cured in the time allotted or (v) by either the Company or Eos if certain voting matters are not duly adopted by the Company’s stockholders by the requisite vote under Delaware law and the governing documents of the Company.

The foregoing description of the Merger Agreement and the business combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed as Exhibit 2.1 to this Current Report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Eos or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Equity Commitment Letter and Termination of Forward Purchase Agreement

In order to help meet the condition under the Merger Agreement that we have at least $110 million of cash available upon the Closing (before taking into account certain transaction expenses), we have entered into an Equity Commitment Letter with B. Riley Financial, Inc. (“B. Riley Financial”) and B. Riley Principal Sponsor Co. II, LLC (“Sponsor”), pursuant to which B. Riley Financial committed to purchase up to 4,000,000 shares of common stock, at a price per share of $10.00 per share, or up to $40,000,000 in equity financing at Closing, less the number of shares of common stock already issued pursuant to subscription agreements entered into with investors prior to the Closing (the “Equity Commitment Letter”). The Equity Commitment Letter terminated the forward purchase agreement entered at the time of the IPO requiring Sponsor to purchase immediately prior to the Closing an aggregate of 2,500,000 units, each comprised of one share of Class A common stock and one-half of one warrant.

The foregoing description of the Equity Commitment Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Equity Commitment Letter, a form of which is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) with respect to the issuance of shares of common stock in connection with the transactions contemplated by the business combination and the Equity Commitment Letter is incorporated by reference herein. The shares of common stock issuable in connection with the transactions contemplated by the business combination and pursuant to the Equity Commitment Letter (as defined below) will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On September 8, 2020, the Company and Eos issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is an investor presentation, dated September 2020, that will be used by the Company with respect to the business combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1 and 99.2.

Item 8.01 Other Events.

Sponsor Earnout Letter

The Company and the Sponsor will enter into a letter agreement (the “Sponsor Earnout Letter”) at the Closing, pursuant to which the Sponsor agrees to subject 1,718,000 of its shares in the Company (the “Sponsor Shares”), which formerly constituted shares of Class B common stock of the Company, to certain transfer and other restrictions, pursuant to which (a) 859,000 Sponsor Shares will be restricted from being transferred for five years following the Closing, unless and until either (i) the share price of the Company equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30-trading day period or (ii) a change of control occurs for a share price of the Company equalling or exceeding $12.00 per share, and (b) 859,000 Sponsor Shares will be subject to similar restrictions except that the threshold is increased from $12.00 to $16.00. Any Sponsor Shares that have not previously been released will be automatically forfeited and cancelled for no consideration on the date that is five years after Closing.

The foregoing description of the Sponsor Earnout Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Earnout Letter, a form of which is attached as Exhibit F to the Merger Agreement.

Director Nomination Agreement

In connection with the Closing, the Company will enter into the Director Nomination Agreement (the “Director Nomination Agreement”) with the Sponsor and certain Eos equityholders (the “Sellers”), pursuant to which the Sponsor and the signatory Sellers will have the right to designate members to be appointed or nominated for election to the board of directors of the Company, subject to terms and conditions set forth therein. The Sponsor and the signatory Sellers may also request for at least one of its designated directors to be appointed as a member of each newly established committee of the Company’s board of directors. If the Sponsor or the signatory Sellers has the right to designate one or more nominees and either has not exercised such right or no such nominee has been elected, then either the Sponsor or the signatory Sellers may designate one board observer.

The foregoing description of the Director Nomination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Director Nomination Agreement, a form of which is attached as Exhibit H to the Merger Agreement.

Registration Rights Agreement

In connection with the Closing, the Company and the Sellers will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will have certain obligations with respect to the registration of “Registrable Securities” (as the term is defined in the Registration Rights Agreement). The Company is required to, within 45 days after the Closing, file a registration statement registering the resale of the Registrable Securities. Holders of the Registrable Securities will also have certain “piggy-back” registration rights with respect to registration statements and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Company will bear the expenses incurred in connection with the filing of any such registration statements. As part of the Registration Rights Agreement, holders of the Registrable Securities agree to a certain lock-up period with respect to the Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit I to the Merger Agreement.

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination, BMRG intends to file preliminary and definitive proxy statements with the Securities and Exchange Commission (the “SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of BMRG as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. BMRG stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with BMRG’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement will contain important information about BMRG, Eos and the proposed business combination. When available, the definitive proxy statement will be mailed to BMRG stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BMRG when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

BMRG and Eos and their respective directors and executive officers may be deemed participants in the solicitation of proxies of BMRG stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in BMRG, Eos and the proposed business combination, as applicable, will be set forth in the proxy statement for the proposed business combination, when it becomes available. The proxy statement will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the business combination; the benefits of the business combination; the future financial performance of BMRG following the business combination; and changes in Eos’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and BMRG and Eos do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against BMRG or Eos following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of BMRG or satisfy other conditions to the closing of the proposed business combination and the inability to complete Eos’s acquisitions under letters of intent due to the failure to satisfy the conditions to closing such acquisitions; (4) the impact of COVID-19 on Eos’s business and/or the ability of the parties to complete the business combination; (5) the ability to obtain or maintain the listing of the Company’s common stock on the Nasdaq Stock Market following the proposed business combination; (6) the risk that the proposed business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that BMRG or Eos may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement to be filed by BMRG with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in BMRG’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Merger Agreement
10.1	Equity Commitment Letter
99.1	Joint Press Release
99.2	Investor Presentation

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP. II

Dated: September 8, 2020	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and Chief Financial Officer